February – March 2024 Investor Presentation

Cautionary Statements Cautionary Statements Regarding Forward-Looking Information This presentation may include forward‐looking statements by the Company and our authorized officers pertaining to such matters as our goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; and our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, and our transition to a $100 billion plus bank. Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward‐looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward‐looking statements. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results. Our forward‐looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios; changes in future allowance for credit losses requirements under relevant accounting and regulatory requirements; the ability to pay future dividends at currently expected rates; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; changes in competitive pressures among financial institutions or from non‐financial institutions; changes in legislation, regulations, and policies; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations). More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10‐K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023 and in other SEC reports we file. Our forward‐looking statements may also be subject to other risks and uncertainties, including those we may discuss in this news release, on our conference call, during investor presentations, or in our SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov. 2

Key Messages Demonstrated capability to transform the company, build out risk management function with top-tier talent, and reduce earnings volatility Proactive management of credit portfolio driven by disciplined client selection and underwriting that is aligned with our risk appetite Operating from a position of strength with ample liquidity supported by a diversified and retail concentrated deposit base with top quartile insured deposits Focused on driving capital ratios higher by dynamically managing the balance sheet, optimizing loan production and actively reducing CRE concentrations Concentrated on executing strategic initiatives and leveraging the benefits of scale and diversified product offerings to support long term profitability 1 2 3 4 5 3

Loans HFI Composition Stock Performance During CEO Tenure: +232%(1) (More Than Double the KRE(1)) The Original Flagstar Story: Prior to the Sale to NYCB $14.01 $46.54 $0 $10 $20 $30 $40 $50 $60 2013 2014 2015 2016 2017 2018 2019 2020 2021 May ’13: Sandro Became CEO Mar ’14: Flagstar Sells $278M Resi Loans to Customers Bank Dec ’16: OCC Lifts Consent Order Feb ’17: Flagstar Buys Stearns Lending’s Mortgage Platform Apr ’21: Announce Deal with NYCB Apr ’17: Flagstar Announces Acquisition of Opes Advisors Nov ’17: Flagstar Buys East West Branches Jun ’18: Flagstar Buys 52 Wells Fargo Branches Aug ’18: FRB Lifts Supervisory Agreement Which Restricted Dividends Feb ’18: Flagstar Acquires Mortgage Warehouse Portfolio from Santander (1) Relative performance was +131%. Bank index performance from May 2013 to April 2021 was +101%. (2) HELOC and Consumer includes 2nd mortgage. (3) Deposit composition uses average balances. Team’s Accomplishments  Rebuilt trust  Restructured the balance sheet  Strengthened and diversified the deposit base  Regained confidence of our regulatory partners Deposit Composition(3) Q1’13: $4.7B Residential 63%HELOC & Consumer 7% CRE 12% C&I 2% Warehouse 16% Residential 20% HELOC & Consumer 14% CRE 24% C&I 20% Warehouse 23% Q3’22: $15.8B Augmented Commercial Loans for a More Balanced Loan Portfolio Significantly Increased Non-Interest Bearing Deposits and Dramatically Reduced CDs Q1’13: $7.8B Non-Int Bearing 11% Demand 5% Savings 30% MMA 5% CDs 37% Government 11% Brokered 1% Q3’22: $17.6B Non-Int Bearing 42% Demand 10% Savings 24% MMA 5% CDs 5% Government 10% Brokered 5% (2) (2) Feb ’16: Flagstar Launches Homebuilder Lending Platform 4

Multifamily 44% 1-4 Family 7% C&I 24% Warehouse 6% CRE 12% AD&C 3% Other 3% NYCB Flagstar Today Key Franchise Summary Stats  We are a Top 20 bank in the U.S. with a focus on commercial banking and a private banking network  Assets: $116 billion  Branches: 420  Headquarters: Hicksville, NY Community Banking  Flagstar Bank, N.A. is a leading national bank with a balanced, diversified lending platform Private Banking  134 private client banking teams with offices in 10 cities - 93 in the Northeast and 41 on the West Coast  High touch single-point-of-contact model Mortgage Origination and Servicing  7th largest bank originator of residential mortgages ($15.1 billion in FY 2023)(1)  5th largest sub-servicer of mortgage loans nationwide, servicing 1.4 million loans as of December 31, 2023  2nd largest mortgage warehouse lender nationally based on total commitments (1) Includes historical Flagstar originations prior to the business combination. (2) As of 2/5/24. Deposit and Loan Snapshot (Q4’23) Branch Map IB Checking 22% MMA 16% Savings 11% CDs 26% Non-Int. Bearing 25% Total Deposits: $83.0 Billion(2) Total Loans HFI: $85.0 Billion CA AZ FL WI MI IN OH NY NJ NC NV CT Branches Private Bank Offices 5

Our Facts  We cut our dividend to $0.20 per share per annum for now to build capital faster  We have a strong retail franchise with reliable deposits  We have a significant amount of insured deposits  We have meaningful liquidity and will continue to build upon this foundation  We have been upgrading select areas in our management and will continue to invest in strengthening our risk capabilities  We have no held to maturity securities on our balance sheet. 100% of our securities are marked-to- market as they are available for sale  Our management and board have been buying shares in the open market as we strongly believe in the future of our institution 6

Diversified and Retail-Concentrated Deposit Base with Significant Insured Deposits Insured Deposits(2)Deposits by Segment(1) (1) Composition data as of 12/31/23. (2) As of 2/5/24. Well Diversified Deposit Base Insured and Collateralized Deposits Represent 72% of Total Deposits(2) Insured 72% Uninsured 28% Private Client Group 28% Retail Banking 34% Wholesale 16% Other 1% Comm. Banking 1% Custodial 9% Online Banking 8% Premier Banking 4% 90% of the Balances in Our Top 20 Deposit Relationships Are Fully Insured or Collateralized Deposits: $83.0 Billion(2) 7

Strong Liquidity Position Liquidity Position 2/5/2024 Balance ($B) Cash $17.0 Lendable Value of Securities $6.1 FHLB & FED Discount Window $14.2 Total Liquidity $37.3 Uninsured Deposits 2/5/2024 Balance ($B) Total Uninsured Deposits $27.0 Less: Collateralized Deposits ($3.6) Less: Internal Accounts ($0.5) Total Uninsured Deposits, Net of Collateralized Deposits and Internal Accounts $22.9  Uninsured deposit liquidity coverage is 163%  We maintain over $18.7(1) billion of reciprocal deposit capacity to offer expanded deposit insurance to our clients  Assuming we utilized this reciprocal deposit capacity to offer expanded deposit insurance to our clients, the following metrics would apply: - Deposit liquidity coverage of 8.9x - Fully insured deposits to total deposits would be 95% (1) As of 2/8/24. Assumes all uninsured deposits qualify for the reciprocal deposit program. 8

Where We Are Going | 2024 Strategic Initiatives 6 Increase Capital Position1 Enhance Focus on Credit Risk Management3 Proactive Management of Liquidity Profile2 Improve Regulatory and Compliance Focus5 Continue to Strengthen Management Team These Strategic Initiatives Are Expected to Support Long Term Profitability 4 Continue to Reduce CRE Concentrations 9